UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): June 9, 2005

                        Commission File Number 0-23903

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                              eAUTOCLAIMS, INC.
           (Exact name of registrant as specified in its charter)

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                    Nevada                          95-4583945
                 ---------------                 ---------------
         (State or other jurisdiction of          (IRS Employer
          incorporation or organization)       Identification No.)


      110 East Douglas Road, Oldsmar, Florida         34677
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     (Address of principal executive offices)       (Zip Code)

                                   (813) 749-1020
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                             (Registrant's telephone
                                      number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The Company announced today that it has entered into a new two-year employment agreement with its President/CEO as described in the attached document. The new annual base salary of $170,000, plus benefits, includes a voluntary reduction in compensation taken by the CEO from his previous contract. If the Company meets certain net income targets, the base salary will increase to $200,000 and the President/CEO will receive quarterly bonuses and monthly options to purchase the Company's common stock.

The contract requires the Company to issue the President/CEO 1,000,000 shares of the Company's common stock. If the President/CEO loses his position for any reason other than for cause he will receive minimum severance compensation of one year of his base salary.

The Company also announced that the four executive officers signed new employment agreements with terms of eighteen to twenty-four months. The annual base salaries of these contracts total $353,000 in year one and $469,000 in year two, plus benefits. This compensation represents voluntary reductions from the previous executive contracts. The agreements provide for the issuance of 10,000 shares of common stock to each of the four executives up to a maximum of 200,000 shares each and severance packages of six months per executive if their contracts are not renewed by the Company.



                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 9, 2005                         eAUTOCLAIMS, INC.

                                         By:  /s/ Eric Seidel,
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                                         Title: CEO and President
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